UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 22, 2005




                             Atrium Companies, Inc.
             (Exact name of registrant as specified in its charter)



            Delaware                     333-20095               75-2642488

(State or other jurisdiction of  (Commission File Number)       (IRS Employer
         incorporation)                                      Identification No.)


        3890 West Northwest Highway, Suite 500, Dallas, TX     75220
             (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (214) 630-5757


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02      Appointment of Principal Officers.

Atrium Companies, Inc. (the "Company") today appointed Jerome T. Fadden to serve as Interim Chief Financial Officer of the Company effective immediately.

Previously, Mr. Fadden was President and CEO of Platinum Underwriters Holdings, Ltd., a property and casualty reinsurance company, formerly a division of The St. Paul Companies. He led the company through its initial public offering in 2002 (NYSE), which raised over $1.0 billion in capital. Prior to the initial public offering of Platinum Underwriters, Mr. Fadden was CEO of St. Paul Re., the reinsurance division of The St. Paul Companies.

From 1999-2001, Mr. Fadden served as CFO of the PaineWebber Group. Following the merger of Paine Webber and UBS, Mr. Fadden served as Executive Vice President and Director of Strategic Development in the Office of the Chairman. From 1996 through 1998, Mr. Fadden served as CFO of Equus Re, a start-up reinsurance company, where he created the finance and accounting departments. Mr. Fadden also held senior executive positions at The Travelers Group, and its predecessor, Primerica Corporation. He was Treasurer of the parent company in 1994 following the merger of Primerica Corporation and Travelers Insurance Companies. Previously he was Chief Financial Officer of the Primerica's property and casualty insurance operation.

Mr. Fadden, 48, holds a B.A in Economics from Stanford University and an M.B.A. from the Harvard University Graduate School of Business Administration.

Item 8.01      Other Events.

Following the United States Attorney's Office for the Northern District of Texas' request for documents pursuant to subpoena as previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the "SEC") on June 1, 2005, the SEC has requested that it be provided the same documents that were previously furnished to the United States Attorney's Office. As previously reported in the Company's June 1, 2005 Form 8-K, neither the Company nor its independent directors nor its institutional shareholders are targets of the Department of Justice investigation. The SEC's notice specifically states that no inference of impropriety should be drawn from this informal inquiry. The Company intends to fully cooperate with the SEC. Prior to January 28, 2005, the Company had senior subordinated notes that were registered with the SEC. Following the redemption of those notes on January 28, 2005, the Company filed a Form 15 with the SEC inquiry thereby suspending the Company's status as an SEC registrant.

The foregoing statements, other than statements of historical information, are forward-looking statements. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those projected or suggested herein due to certain risks and uncertainties including, without limitation, operating risks. Those and other risks are described in Atrium's filings with the SEC, copies of which are available from the SEC or may be obtained upon request from the Company.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ATRIUM COMPANIES, INC.



Date: June 30, 2005                           By:  /s/ Philip J. Ragona
                                                  ------------------------------
                                              Name:  Philip J. Ragona
                                              Title: Senior Vice President and
                                                     General Counsel